UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 6, 2018

 _______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-32598	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.
On June 6, 2018, Entegris, Inc., a Delaware corporation (the “Company”), issued a press release announcing the entry into a Purchase Agreement (the “Purchase Agreement”) with SAES Getters S.p.A., an Italian joint stock company (“Parent”), which provides that, upon the terms and subject to the conditions thereof, the Company will acquire the gas purification business of the Parent (the “Pure Gas Business”). A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On June 7, 2018, the Company will hold a conference call to discuss the Purchase Agreement and the acquisition of the Pure Gas Business. The supplemental slides to which management will refer during the conference call are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
In accordance with General Instructions B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Cautionary Note Concerning Forward-Looking Statements
This Form 8-K and the accompanying exhibits may contain, and management may make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. The forward-looking statements contained in this Form 8-K include, without limitation, statements related to: the proposed acquisition of the Pure Gas Business, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company; our performance relative to our markets; market and technology trends; the development of new products and the success of their introductions; the Company’s capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; and other matters.
These statements involve risks and uncertainties that may cause actual results to differ including, but not limited to, the ability to consummate the transaction, risks that the conditions to the closing of the transaction are not satisfied; the ability to successfully integrate the operations and employees of the Pure Gas Business; unexpected costs, charges or expenses resulting from the transaction; risks that the proposed transaction disrupts the current plans and operations of the Company or the Pure Gas Business; the ability to realize anticipated synergies and cost savings; the ability to successfully grow the Pure Gas Business; the weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed on February 15, 2018, and in our other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 6, 2018
99.2	Transaction Presentation Slides, dated June 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: June 6, 2018            By: /s/ Gregory B. Graves
Name: Gregory B. Graves
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 6, 2018
99.2	Transaction Presentation Slides, dated June 6, 2018